Exhibit 21.1

Subsidiaries of the Company

Entity	Jurisdiction
1066917 Ontario Inc.	Ontario
3538982 Canada Inc.	Alberta
Anacapa Land Company, LLC	Delaware
Anderson Springs Energy Company	California
Androscoggin Energy LLC	Delaware
Androscoggin Energy, Inc.	Illinois
Antelope Energy Center, LLC	Delaware
Auburndale GP, LLC	Delaware
Auburndale Holdings, LLC	Delaware
Auburndale LP, LLC	Delaware
Auburndale Peaker Energy Center, LLC	Delaware
Auburndale Power Partners, Limited Partnership	Delaware
Aviation Funding Corp.	Delaware
Basento Energia S.r.l.	Italy
Baytown Energy Center, LP	Delaware
Baytown Power GP, LLC	Delaware
Baytown Power, LP	Delaware
Bellingham Cogen, Inc.	California
Bethpage Energy Center 3, LLC	Delaware
Bethpage Fuel Management Inc.	Delaware
Blue Heron Energy Center, LLC	Delaware
Blue Spruce Energy Center, LLC	Delaware
Brazos Valley Energy LP	Delaware
Brazos Valley Technology LP	Delaware
Broad River Energy LLC	Delaware
CalGen Equipment Finance Company, LLC	Delaware
CalGen Equipment Finance Holdings, LLC	Delaware
CalGen Expansion Company, LLC	Delaware
CalGen Finance Corp.	Delaware
CalGen Project Equipment Finance Company One, LLC	Delaware
CalGen Project Equipment Finance Company Three, LLC	Delaware
CalGen Project Equipment Finance Company Two, LLC	Delaware
Calpine (Jersey) Holdings Limited	Islands of Jersey
Calpine (Jersey) Limited	Islands of Jersey
Calpine Acadia Holdings, LLC	Delaware
Calpine Administrative Services Company, Inc.	Delaware
Calpine Agnews, Inc. (f/k/a GATX/Calpine – Agnews, Inc.)	California
Calpine Auburndale Holdings, LLC	Delaware
Calpine Auburndale, LLC	Delaware
Calpine Baytown Energy Center GP, LLC	Delaware
Calpine Baytown Energy Center LP, LLC	Delaware
Calpine Brazos Valley Energy Center LP, LLC	Delaware
Calpine c*Power, Inc.	Delaware
Calpine CalGen Holdings, Inc.	Delaware

Entity	Jurisdiction
Calpine California Development Company, LLC	Delaware
Calpine California Energy Finance, LLC	Delaware
Calpine California Holdings, Inc.	Delaware
Calpine Calistoga Holdings, LLC	Delaware
Calpine Canada Deer Park Partner LLC	Delaware
Calpine Canada Energy Corp.	Nova Scotia
Calpine Canada Energy Finance ULC	Nova Scotia
Calpine Canada Energy Finance II ULC	Nova Scotia
Calpine Canada Natural Gas Partnership	Canada
Calpine Canada Power Ltd.	Alberta
Calpine Canada Power Services Ltd.	Ontario
Calpine Canada Resources Company	Nova Scotia
Calpine Canada TriGas, Ltd.	Alberta
Calpine Canada Whitby Holdings Company	Alberta
Calpine CCFC GP, Inc.	Delaware
Calpine CCFC Holdings, Inc.	Delaware
Calpine CCFC LP, Inc.	Delaware
Calpine Central Texas GP, Inc.	Delaware
Calpine Central, Inc.	Delaware
Calpine Central, L.P.	Delaware
Calpine Central-Texas, Inc.	Delaware
Calpine Channel Energy Center GP, LLC	Delaware
Calpine Channel Energy Center LP, LLC	Delaware
Calpine Clear Lake Energy GP, LLC	Delaware
Calpine Clear Lake Energy, LP	Delaware
Calpine Cogeneration Corporation	Delaware
Calpine Construction Finance Company, L.P.	Delaware
Calpine Construction Management Company, Inc.	Delaware
Calpine Corpus Christi Energy GP, LLC	Delaware
Calpine Corpus Christi Energy, LP	Delaware
Calpine Decatur Pipeline, Inc.	Delaware
Calpine Decatur Pipeline, L.P.	Delaware
Calpine Deer Park Partner, LLC	Delaware
Calpine Deer Park, LLC	Delaware
Calpine Development Holdings, Inc.	Delaware
Calpine Dighton, Inc.	Delaware
Calpine DP LLC	Delaware
Calpine East Fuels, Inc.	Delaware
Calpine Eastern Corporation	Delaware
Calpine Edinburg, Inc.	Delaware
Calpine Energy Finance Luxembourg S.a.r.l.	Luxembourg
Calpine Energy Management, L.P.	Delaware
Calpine Energy Services Canada Ltd.	Alberta
Calpine Energy Services Canada Partnership	Alberta
Calpine Energy Services Holdings, Inc.	Delaware
Calpine Energy Services, L.P.	Delaware
Calpine European Finance LLC	Delaware

Entity	Jurisdiction
Calpine European Funding (Jersey) Holdings Limited	Islands of Jersey
Calpine European Funding (Jersey) Limited	Islands of Jersey
Calpine Finance (Jersey) Limited	Islands of Jersey
Calpine Fox Holdings, LLC	Delaware
Calpine Fox LLC	Wisconsin
Calpine Freeport GP, LLC	Delaware
Calpine Freeport LP, LLC	Delaware
Calpine Freestone Energy GP, LLC	Delaware
Calpine Freestone Energy, LP	Delaware
Calpine Freestone, LLC	Delaware
Calpine Fuels Corporation	California
Calpine Gas Holdings LLC	Delaware
Calpine Generating Company, LLC	Delaware
Calpine Geysers Company, L.P.	Delaware
Calpine Gilroy 1, Inc.	Delaware
Calpine Gilroy 2, Inc.	Delaware
Calpine Gilroy Cogen, L.P.	Delaware
Calpine Global Investments, S.L.	Spain
Calpine Global Services Company, Inc.	Delaware
Calpine Gordonsville GP Holdings, LLC	Delaware
Calpine Gordonsville LP Holdings, LLC	Delaware
Calpine Gordonsville, LLC	Delaware
Calpine Greenfield (Holdings) Corporation	Delaware
Calpine Greenfield Commercial Trust	Delaware
Calpine Greenfield Commercial Trust	Canada
Calpine Greenfield Limited Partnership	Alberta
Calpine Greenfield LP Holdings, Inc	Ontario
Calpine Greenfield Ltd.	Alberta
Calpine Greenfield ULC	Alberta
Calpine Greenleaf Holdings, Inc.	Delaware
Calpine Greenleaf, Inc.	Delaware
Calpine Hidalgo Energy Center, L.P.	Texas
Calpine Hidalgo Holdings, Inc.	Delaware
Calpine Hidalgo Power GP, LLC	Delaware
Calpine Hidalgo Power, LP	Delaware
Calpine Hidalgo, Inc.	Delaware
Calpine International Holdings, LLC	Delaware
Calpine Island Cogeneration Limited Partnership	Canada
Calpine Island Cogeneration Project, Inc.	Canada
Calpine Jupiter, LLC	Delaware
Calpine Kennedy Airport, Inc.	Delaware
Calpine Kennedy Operators Inc.	New York
Calpine KIA, Inc.	New York
Calpine King City 1, LLC	Delaware
Calpine King City 2, LLC	Delaware
Calpine King City Cogen, LLC	Delaware
Calpine King City, Inc.	Delaware
Calpine King City, LLC	Delaware

Entity	Jurisdiction
Calpine Leasing Inc.	Delaware
Calpine Long Island, Inc.	Delaware
Calpine Lost Pines Operations, Inc.	Delaware
Calpine Magic Valley Pipeline, Inc.	Delaware
Calpine Merchant Services Company, Inc.	Delaware
Calpine Monterey Cogeneration, Inc.	California
Calpine MVP, Inc.	Delaware
Calpine Natural Gas Company	Alberta
Calpine Natural Gas Holdings Limited	Alberta
Calpine Natural Gas Limited	Alberta
Calpine Natural Gas Services Limited	Alberta
Calpine NCTP GP, LLC	Delaware
Calpine NCTP, LP	Delaware
Calpine Newark, LLC	Delaware
Calpine Northbrook Corporation of Maine, Inc.	Illinois
Calpine Northbrook Holdings Corporation	Delaware
Calpine Northbrook Investors, LLC	Delaware
Calpine Northbrook Project Holdings, LLC	Delaware
Calpine Northbrook Southcoast Investors, LLC	Delaware
Calpine NTC, LP	Delaware
Calpine Oneta Power I, LLC	Delaware
Calpine Oneta Power II, LLC	Delaware
Calpine Oneta Power, L.P.	Delaware
Calpine Operating Services Company, Inc.	Delaware
Calpine Operations Management Company, Inc.	Delaware
Calpine Parlin, LLC	Delaware
Calpine Pasadena Cogeneration, Inc.	Delaware
Calpine Peaker Holdings, LLC	Delaware
Calpine Philadelphia, Inc.	Delaware
Calpine Pittsburg, LLC	Delaware
Calpine Power Company	California
Calpine Power Equipment LP	Texas
Calpine Power Management, Inc.	Delaware
Calpine Power Management, LP	Texas
Calpine Power Services, Inc.	Delaware
Calpine Power, Inc.	Virginia
Calpine Power, L.P.	Alberta
Calpine PowerAmerica, Inc.	Delaware
Calpine PowerAmerica, LP	Texas
Calpine PowerAmerica-CA, LLC	Delaware
Calpine PowerAmerica-CT, LLC	Delaware
Calpine PowerAmerica-MA, LLC	Delaware
Calpine PowerAmerica-ME, LLC	Delaware
Calpine PowerAmerica-NH, LLC	Delaware
Calpine PowerAmerica-NY, LLC	Delaware
Calpine PowerAmerica-OR, LLC	Delaware
Calpine PowerAmerica-PA, LLC	Delaware
Calpine PowerAmerica-RI, LLC	Delaware
Calpine Producer Services, L.P.	Texas

Entity	Jurisdiction
Calpine Project Holdings, Inc.	Delaware
Calpine Pryor, Inc.	Delaware
Calpine Riverside Holdings, LLC	Delaware
Calpine Rumford I, Inc.	Delaware
Calpine Rumford, Inc.	Delaware
Calpine Russell City, LLC	Delaware
Calpine Schuylkill, Inc.	Delaware
Calpine Securities Company, L.P.	Delaware
Calpine Siskiyou Geothermal Partners, L.P.	California
Calpine Sonoran Pipeline LLC	Delaware
Calpine Steamboat Holdings, LLC	Delaware
Calpine Stony Brook Operators, Inc.	New York
Calpine Stony Brook, Inc.	New York
Calpine Sumas, Inc.	California
Calpine TCCL Holdings, Inc.	Delaware
Calpine Texas Cogeneration, Inc.	Delaware
Calpine Texas Pipeline GP, Inc.	Delaware
Calpine Texas Pipeline LP, Inc.	Delaware
Calpine Texas Pipeline, L.P.	Delaware
Calpine Tiverton I, Inc.	Delaware
Calpine Tiverton, Inc.	Delaware
Calpine UK Energy Finance Public Limited Company	United Kingdom
Calpine UK Holdings Limited	United Kingdom
Calpine ULC I Holding, LLC	Delaware
Calpine University Power, Inc.	Delaware
Calpine Vapor, Inc.	California
Carville Energy LLC	Delaware
CCFC Development Company, LLC	Delaware
CCFC Equipment Finance Company, LLC	Delaware
CCFC Finance Corp.	Delaware
CCFC Preferred Holdings, LLC	Delaware
CCFC Project Equipment Finance Company One, LLC	Delaware
CES GP, LLC	Delaware
CES Marketing IX, LLC	Delaware
CES Marketing V, L.P.	Delaware
CES Marketing X, LLC	Delaware
CGC Dighton, LLC	Delaware
Channel Energy Center, LP	Delaware
Channel Power GP, LLC	Delaware
Channel Power, LP	Delaware
Clear Lake Cogeneration Limited Partnership	Texas
CM Greenfield Power Corp.	Ontario
Columbia Energy LLC	Delaware
Corpus Christi Cogeneration L.P.	Delaware
CPN 3rd Turbine, Inc.	Delaware
CPN Acadia, Inc.	Delaware
CPN Bethpage 3rd Turbine, Inc.	Delaware
CPN Cascade, Inc.	Delaware

Entity	Jurisdiction
CPN Clear Lake, Inc.	Delaware
CPN Decatur Pipeline, Inc.	Delaware
CPN East Fuels, LLC	Delaware
CPN Energy Services GP, Inc.	Delaware
CPN Energy Services LP, Inc.	Delaware
CPN Freestone, LLC	Delaware
CPN Funding, Inc.	Delaware
CPN Insurance Corporation	Hawaii
CPN Morris, Inc.	Delaware
CPN Oxford, Inc.	Delaware
CPN Pipeline Company	Delaware
CPN Pleasant Hill Operating, LLC	Delaware
CPN Pleasant Hill, LLC	Delaware
CPN Pryor Funding Corporation	Delaware
CPN Telephone Flat, Inc.	Delaware
Creed Energy Center, LLC	Delaware
Decatur Energy Center, LLC	Delaware
Deer Park Energy Center Limited Partnership	Delaware
Delta Energy Center, LLC	Delaware
Dighton Power Associates Limited Partnership	Massachusetts
East Altamont Energy Center, LLC	Delaware
Fergas S.r.L.	Italy
Fond du Lac Energy Center, LLC	Wisconsin
Fontana Energy Center, LLC	Delaware
Freeport Energy Center, LP	Delaware
Freestone Power Generation LP	Texas
GEC Bethpage Inc.	Delaware
GEC Holdings, LLC	Delaware
Geothermal Energy Partners LTD., a California limited partnership	California
Geysers Power Company II, LLC	Delaware
Geysers Power Company, LLC	Delaware
Geysers Power I Company	Delaware
Gilroy Energy Center, LLC	Delaware
Goose Haven Energy Center, LLC	Delaware
Goldendale Energy Center, LLC	Washington
Gordonsville Energy, L.P.	Delaware
Greenfield Energy Centre, LP	Ontario
Hermiston Power Partnership	Oregon
Hillabee Energy Center, LLC	Delaware
Idlewild Fuel Management Corp.	Delaware
JMC Bethpage, Inc.	Delaware
KIAC Partners	New York
King City Holdings, LLC	Delaware
Lone Oak Energy Center, LLC	Delaware
Los Esteros Critical Energy Facility, LLC	Delaware
Los Medanos Energy Center LLC	Delaware
Magic Valley Gas Pipeline GP, LLC	Delaware
Magic Valley Gas Pipeline, LP	Delaware
Magic Valley Pipeline, L.P.	Delaware

Entity	Jurisdiction
Mankato Energy Center, LLC	Delaware
MEP Pleasant Hill, LLC	Delaware
Metcalf Energy Center, LLC	Delaware
Metcalf Funding, LLC	Delaware
Metcalf Holdings, LLC	Delaware
Moapa Energy Center, LLC	Delaware
Mobile Energy L L C	Delaware
Modoc Power, Inc.	California
Morgan Energy Center, LLC	Delaware
Mount Hoffman Geothermal Company, L.P.	California
NewSouth Energy LLC	Delaware
Nissequogue Cogen Partners	New York
Northwest Cogeneration, Inc.	California
NRG Parlin, Inc.	Delaware
NTC Five, Inc.	Delaware
NTC GP, LLC	Delaware
Nueces Bay Energy LLC	Delaware
O.L.S. Energy-Agnews, Inc.	Delaware
Otay Mesa Energy Center, LLC	Delaware
Pasadena Cogeneration L.P.	Delaware
Pastoria Energy Center, LLC	Delaware
Pastoria Energy Facility L.L.C.	Delaware
PCF2 Holdings, LLC	Delaware
PCF2, LLC	Delaware
Philadelphia Biogas Supply, Inc.	Delaware
Pine Bluff Energy, LLC	Delaware
Polsky SCQ Services, Inc. aka “Les Services Polsky SCQ Inc.”	Quebec
Power Contract Financing III, LLC	Delaware
Power Contract Financing, L.L.C.	Delaware
Quintana Canada Holdings, LLC	Delaware
Riverside Energy Center, LLC	Wisconsin
RockGen Energy LLC	Wisconsin
Rocky Mountain Energy Center, LLC	Delaware
Rumford Power Associates Limited Partnership	Maine
Russell City Energy Company, LLC	Delaware
San Joaquin Valley Energy Center, LLC	Delaware
Santa Rosa Energy Center, LLC	Delaware
Silverado Geothermal Resources, Inc.	California
Skipanon Natural Gas, LLC	Delaware
South Point Energy Center, LLC	Delaware
South Point Holdings, LLC	Delaware
Stony Brook Cogeneration, Inc.	Delaware
Stony Brook Fuel Management Corp.	Delaware
Sutter Dryers, Inc.	California
TBG Cogen Partners	New York
Texas City Cogeneration, L.P.	Texas
Texas Cogeneration Company	Delaware
Texas Cogeneration Five, Inc.	Delaware

Entity	Jurisdiction
Texas Cogeneration One Company	Delaware
Thermal Power Company	California
Thomassen Turbine Systems America, Inc.	Delaware
Tiverton Power Associates Limited Partnership	Rhode Island
Wawayanda Energy Center, LLC	Delaware
Westbrook, L.L.C.	Delaware
Whatcom Cogeneration Partners, L.P.	Delaware
Whitby Cogeneration Limited Partnership	Canada
Zion Energy LLC	Delaware